UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 22, 2006

SCHIMATIC CASH TRANSATIONS NETWORK.COM, INC.
(Exact name of registrant as specified in its charter)

Florida	0-30544	88-0415947
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

330 East Warm Springs Road Las Vegas, Nevada		89119
(Address of principal executive offices)		(Zip Code)

(702) 361-3624
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 —AMENDMENTS TO ARTICLES OF INCORPORATION; CHANGE IN FISCAL YEAR.

Effective December 22, 2006, the Board of Directors of SCHIMATIC Cash Transactions Network.com, Inc. (the “Company”) approved the Company’s Articles of Conversion changing the Company from a Florida to a Nevada corporation (the “Articles”). Under the Articles, the Company’s shares will be converted on a 1-for-1 basis.

The forgoing description of the Articles is qualified in its entirety by reference to the full text of the Articles of Conversion, a copy of which is being filed as Exhibit 1 to this Report on Form 8-K and incorporated herein by reference.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBIT

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document	Location

3	Articles of Incorporation
3.01	Articles of Conversion	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHIMATIC CASH TRANSATIONS NETWORK.COM, INC.

Date: January 9, 2007	By	/s/ Bernard McHale
Bernard McHale, Director

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